CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of Fairfield Manufacturing Company, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. B. Lechman, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350), that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2003
/s/ W. B. Lechman
W. B. Lechman President and Chief Executive Officer